Exhibit 10.12

                                STOCK OPTION PLAN

                                 450,000 SHARES

450,000 shares have been set aside for the management, directors, and employees of Tech Labs. These shares are exercised at $0.50 per share. The following sets forth the Plan's distribution:

FULL TIME OFFICERS

         President                                100,000 shares

         Vice President                            50,000 shares

         Vice President                            50,000 shares

After three years service.

NON-EMPLOYEE DIRECTORS

         7 Potential                      20,000 each           140,000 shares

After three years service.

EMPLOYEES

         22 Potential                      5,000 each           110,000 shares

After three years service.

                           Incentive Stock Option Plan
                                       of
                             TECH LABORATORIES, INC.

                                   ----------

1.   PURPOSE.

     This Incentive Stock Option Plan (the "Plan") is intended as an incentive for and encouragement of stock ownership by certain officers, directors, and key employees of Tech Laboratories, Inc. (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in its employ. It is further intended that Options issued pursuant to this Plan shall constitute qualified incentive stock options within the meaning of Section 422A of the Internal Revenue Code, as amended (the "Code").

2.   ADMINISTRATION.

     The Plan shall be administered by a committee appointed by the Board of Directors of the Corporation (the "Committee"). The Committee shall consist of two or more members of the Corporation's Board of Directors. The Board of Directors may, from time to time, remove members from, or add members to, the Committee. The Committee shall select one of its members as Chairperson, and shall hold meetings at such times and places as it may determine. Action by a majority of the Committee shall be the valid acts of the Committee. The Committee shall, from time to time at its discretion, consult with management of the Corporation and make recommendations to the Board of Directors with respect to the officers, directors, and key employees who shall be granted options and the amount of stock to be optioned to each.

     The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

3.   ADMINISTRATION.

     The persons who shall be eligible to receive Options shall be officers, directors, and key executive employees of the Corporation as the Board of Directors shall select from time to time among those nominated by the Committee. An Optionee may hold more than one Option, but only on the terms and subject to the restrictions hereafter set forth. No person shall be eligible to receive an Option for a larger number of shares than is recommended for him by the Committee.

4.   STOCK.


     The stock subject to the Options shall be shares of the Corporation's authorized but unissued or reacquired par value $.01 per share common stock hereafter sometimes called Common Stock. The aggregate number of shares which may be issued under Options shall not exceed 450,000 shares of Common Stock. The aggregate number of shares which may be issued pursuant to this Plan shall be subject to adjustment as provided in Article 5(I) of the Plan.


     In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

5.   TERMS AND CONDITIONS OF OPTIONS.

     Stock Options granted pursuant to the Plan shall be authorized by the Board of Directors and shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     A.   Number of Shares.

          (1) Each Option shall state the number of shares to which it pertains.

          (2) If  the  aggregate  fair  market  value  of the  shares  of  stock
     (determined as of the time of grant of such option(s), with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Corporation and its parent and subsidiary corporations, if any)) exceeds $100,000, then only the first $100,000 of such shares so purchased will be treated as exercised under this Plan, and any excess over $100,000 so purchased shall be treated as options which are not incentive stock options; provided, however, that this rule shall be applied by taking options into account in the order or sequence in which they were granted.

          (3) For purposes of computing the annual limitation, the fair market value of Common Stock of the Corporation granted under this Plan shall be aggregated with the fair market value of any other stock of the Corporation granted to such optionee under this Plan or any other plan or plans maintained by the Corporation.

     B.   Option Price.

     Each Option shall state the Option price, which shall not be less than 100% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the Option; provided, however, that if the Option is granted to an Optionee who, at the time of the grant, owns (as determined in accordance with Section 425(d) of the Code) stock of the Corporation possessing more than 10% of the total voting power of all classes of stock of the Corporation, then the option price shall be not less than 110% of the fair market value of the shares of Common Stock of the Corporation on the date of the granting of the Option.

     During such time as such stock is not listed upon an established stock exchange or exchanges or NASDAQ System, the fair market value per share shall be the mean between dealer "bid" and "ask" process of the Common Stock in the over-the-counter market on the day the Option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges or NASDAQ System, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges or system the day the Option is granted or, if no sale of the Corporation's Common Stock shall have been made on any stock exchange or such system on that day, on the next preceding day on which there was a sale of such stock. If the stock is neither listed on an established stock exchange or the NASDAQ System, nor traded over-the-counter, the Committee shall determine such fair market value under the general principles of valuing the stock of corporations whose shares are not publicly traded. Subject to the foregoing, the Board of Directors and the Committee fixing the Option price shall have full authority and discretion and be fully protected in doing so.

     C.   Medium and Time of Payment.

     The Option price shall be payable in cash or by check upon the exercise of the Option; provided, however, the Board of Directors, in its sole discretion, may accept other forms of payment, including, but not limited to, other stock of the Corporation then owned by Optionee.

     D.   Term and Exercise of Options.

          (1) Each Option shall specify the dates upon which such Options can be exercised, and shall designate the maximum number of shares granted by the Option that can be exercised on such dates. To the extent that the maximum number of shares permitted to be exercised on such date or dates are not so exercised, such shares may be so exercised at any subsequent date not later than ten (10) years after the Option was granted; provided, however, that no Option granted to an Optionee who, at the time of the grant, owns stock of the Corporation (as determined in accordance with Section 425(d) of the Code) possessing more than 10% of the total voting power of all classes of stock of the Corporation, shall be exercisable more than five (5) years after such Option was granted.

          (2) During the lifetime of the Optionee, the Option shall be exercisable only by him and shall not be assignable or transferable by him, and no other person shall acquire any rights herein.

     E.   Termination of Employment Except Death.

          (1) In the event that an Optionee shall voluntarily terminate his employment with the Corporation, other than as a result of his death, and shall no longer be in its employ, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (or after the expiration of five (5) years if such shorter period is applicable), such Optionee shall have the right to exercise the Option at any time within five (5) days prior to such termination of employment, but only to the extent his right to exercise such Option had accrued as specified in such Option and had not previously been exercised at the date of his termination from employment. Whether authorized leaves of absence or absence for military or governmental service shall constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination, unless overruled by the Board of Directors, shall be final and conclusive.

          (2) In the event that an Optionee shall have his employment with the Corporation involuntarily terminated for reasons other than his death, any Option held by such employee and not exercised as of the date of such termination may be exercised within 30 days thereof to the extent currently exercisable otherwise they shall be cancelled and no longer exercisable.

          (3) The Board of Directors, at its sole discretion, may redeem any accrued but unexercised Options of an employee whose employment with it has terminated by paying to such employee an amount equal to the difference between the Option price and the then fair market value of the stock, as determined in accordance with Article 5(B) of the Plan.

     F.   Death of Optionee and Transfer of Option.

     If the Optionee shall die while in the employ of the Corporation and shall not have fully exercised the Option, the Option may be exercised, subject to the condition that no Option shall be exercisable after the expiration of ten (10) years from the date it is granted (or after the expiration of five (5) years, if such shorter period is applicable), at any time within one (1) year after the Optionee's death, by the executors, administrators, or personal representatives of the Optionee or by bequest or inheritance, but only to the extent that the Optionee's right to exercise such Option had accrued as specified in the Option at the time of his death and had not previously been exercised.

     No Option shall be transferable by the Optionee other than by will or the applicable laws of descent and distribution.

     G.   Adjustment of Shares.

     Subject to any required action by the stockholders, the number of shares of Common Stock covered by each outstanding Option, and the price per share thereof of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

     Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled. A dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause each outstanding Option to terminate; provided, however, that each Optionee shall, in such event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise limitations contained in the Option.

     In the event of a change in the Common Stock of the Corporation, as presently constituted, which is limited to a change of all its authorized shares in the same number of shares with the stated par value, the share resulting from any such change shall be deemed to be the Common Stock subject to the Option.

     Except as hereinbefore expressly provided in this Article 5(H), the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number or price of shares of Common Stock subject to the Option.

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     H.   Rights as a Stockholder.

     An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in case, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article 5(G) hereof.

     I.   Modification, Extension, and Renewal of Options.

     Subject to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitutions therefor (to the extent not theretofore exercised). However, no modifications of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     J.   Investment Purpose.

     Each Option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes, and not with a view to resale or distribution except that in the event the Common Stock subject to such Option is registered under the Securities Act of 1933, as amended, or in the event a resale of such stock without such registration would otherwise be permissible, such condition shall be inoperative if in the opinion of counsel for the Corporation such condition is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency. Each Optionee shall give to the Corporation an investment letter, in a form prescribed by the Board of Directors, as a condition precedent to the issuance of certificates representing shares exercised by such Optionee.

     K.   Other Provisions.

     The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee and the Board of Directors of the Corporation shall deem advisable. Any such Option agreement shall contain such limitations and restrictions upon the exercise of the Option, and the amount of such Option, as shall be necessary in order that such Option will be an "incentive stock Option" as defined in Section 422A of the Code or to conform to any change in the law.

6.   TERM OF PLAN.

     Options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted or the date the Plan is approved by the Stockholders, whichever is earlier.

7.   INDEMNIFICATION OF COMMITTEE.

     In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding, that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit, or proceeding a Committee member shall in writing offer the Corporation the opportunity at its own expense, to handle and defend the same.

8.   AMENDMENT OF THE PLAN.

     The Board of Directors of the Corporation may, insofar as permitted by the law, from time to time, with respect to any share at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that without approval of the stockholders, no such revision or amendment shall change the number of shares subject to the Plan, change the designation of the class of employees eligible to receive Options, decrease the price at which Options may be granted, remove the administration of the Plan from the Committee, or render any member of the Committee eligible to receive an Option under the Plan while serving thereon. Furthermore, the Plan may not, without the approval of the stockholders, be amended in any manner that will cause Options issued under it to fail to meet the requirements of incentive stock Options as defined in Section 422A of the Code.

9.   APPLICATION OF FUNDS.

     The proceeds received by the Corporation from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

10.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

11.  EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS.

     The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Corporation, which approval must occur within the date the Plan is adopted by the Board of Directors.

                                   ----------
                        Incentive Stock Option Agreement
                                   ----------



     Agreement  made this  ________  day of  ____________,  1995,  between  TECH
LABORATORIES, INC., a New Jersey corporation (the "Company" or "TLI") and _______________________, an employee (or independent director) of the Company residing at __________________________________________ (the "Employee" or
"Director").

     NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

     1. Grant of Option.

     The Company hereby grants the Employee (Director) the right privilege and Option to purchase up to __________ of its shares of Common Stock, par value $____ per share, at an exercise price of $_____ per share in the manner and subject to the conditions provided herein and in its Incentive Stock Option Plan (the "Plan").

     2. Times of Exercise.

     The Option covered by this Agreement may be exercised by the Employee (Director) from _________, 1999, until ___________, ____, in whole or in part or until its expiration or termination as provided herein or in the Plan. In the case of an Employee, the option vests and may only be exercisable at a rate no greater than 33 1/3% each continuous year in which the Employee is employed on a full-time basis by the Company. (In the case of an independent Director, the option vests and may only be exercisable after one full year's membership on TLI's Board of Directors.)

     3. Method of Exercise.

     The Option shall be exercised by delivering a written notice to a member of the Stock Option Committee at the Company's principal offices, accompanied by the Employee's (Director's) personal check in the appropriate amount for payment of the exercise price for the number of shares of Common Stock of TLI specified to be purchased. The written notice shall indicate such number of shares to be purchased and the total exercise price applicable thereto. The Company shall, within 30 days of receiving such notice and the Employee's (Director's) check covering the exercise price, deliver a stock certificate(s). The date of delivery of such stock certificate(s) may be extended by mutual agreement of the Company and the Employee (Director) or due to any law or regulation which may require the Company to take action with respect to the shares covered by such notice prior to issuance thereof.

     4. Termination of Option.

     Except as otherwise state herein, the Option, to the extent that it has not been exercised, shall terminate upon the occurrence of any of the following events:

     (A) Within 5 days after the Employee (Director) voluntarily terminates his employment with the Company but only to the extent that such Option has become exercisable as of the date of termination of such the Employee (Director);

     (B) Within 30 days if such employment was terminated on a non-voluntary basis other than death but only to the extent that such Option has become exercisable as of the date of termination of such the Employee (Director);

     (C) Within one year after the Employee's (Director's) death by his or her executor, administrator, or personal representative, but only to the extent that such Option has become exercisable s of the date of death of such employee; or

     (D) _______, __ (representing the expiration of five years from the grant of this Option).

                  Questions,  including,  but not limited to, such  voluntary or
non-voluntary  terminations,   the  disability  of  the  Employee,  and  related
treatment hereunder, shall be determined by the Stock Option Committee.

     5. Reclassification, Consolidation, or Merger.

     This Option is subject to certain anti-dilution provisions set forth in the Plan.

     6. Rights Prior to Exercise of Option.

     This Option is non-assignable and non-transferable by the Employee, except in the event of his or her death as specified in the Plan and during the Employee's (Director's) lifetime is exercisable only by him or her. The Employee (Director) shall have no rights as a stockholder of the Company merely because he or she has been granted this Option. Such rights only accrue upon exercise of the Option, in whole or in part, payment of the appropriate exercise price, and issuance and delivery of the underlying shares as provided in this Agreement.

     7. Restrictions on Dispositions.

     In order to realize the tax benefits allowed under Section 424(a) of the Internal Revenue Code of 1986, as amended regarding any gains derived from the sale of the shares underlying this Option, no disposition of such shares may be made by the Employee (Director) within two (2) years from the date of the granting of this Option or within one (1) year after the transfer of such shares to the Employee (Director) and the Employee (Director) must remain in the employ of the Company from the time the Option is granted until three (3) months before its exercise, and in the case of his or her disability, twelve (12) months before its exercise.

     All shares acquired by the Employee (Director) shall be deemed restricted securities as that term is defined under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred unless certain conditions are met. It is understood that the shares so acquired hereunder are to be purchased for investment only and not with a view to, or for, sale in connection with any public offering or distribution. The stock certificates representing such shares shall contain a legend delineating all the restrictions to which such shares are subject.

     8. Plan and Its Amendment.

     This Option has been granted pursuant to the Plan, adopted by the Company's Board of Directors and its shareholders, and the Board of Directors has reserved the right to amend or discontinue the Plan at any time as long as such action does not impair this Option or any rights thereunder.

     9. Binding Effect.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, and assigns. The laws of the State of New Jersey shall govern the interpretation and enforceability of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                                 TECH LABORATORIES, INC.



                                                 By: /s/
                                                     ---------------------------
                                                        President


AGREED AND ACCEPTED BY:


/s/
-----------------------
Employee (Director)


                                       -3-